Exhibit 10.2

INTERNATIONAL BARRIER TECHNOLOGY INC.

2003 STOCK OPTION PLAN

1.             PURPOSE

This 2002 Stock Option Plan is intended to advance the interests of the Company and its stockholders and subsidiaries by attracting, retaining and motivating the performance of selected directors, officers, employees or consultants of the Company of high caliber and potential upon whose judgement, initiative and effort, the Company is largely dependent for the successful conduct of its business, and to encourage and enable such persons to acquire and retain a proprietary interest in the Company by ownership of its stock.

2.             DEFINITIONS

Unless otherwise defined in this Plan, all capitalized words shall have the meanings ascribed thereto in the policies of the TSX Venture Exchange (the “Exchange”), as such policies are from time to time amended or varied (the “Policies”).

3.             ADMINISTRATION

3.1           Administration

The Plan shall be administered by the Board of Directors on the instructions of the Board. The Board may make, amend and repeal at any time and from time to time such regulations as it may deem necessary or advisable for the proper administration and operation of the Plan and such regulations shall form part of the Plan. The Board may delegate to any Director, officer or Employee of the Company (the “Administrator”) such administrative duties and powers as it may see fit .

3.2            INTERPRETATION

The interpretation by the Board of any of the provisions of the Plan and any determination by it pursuant thereto shall be final and conclusive and shall not be subject to any dispute by any Optionee. No member of the Board or any person acting pursuant to authority delegated by the Board hereunder shall be liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Board and each such person shall be entitled to indemnification with respect to any such action or determination in the manner provided for by the Company.

4.              SHARES OF STOCK SUBJECT TO PLAN

4.1            Number of Shares.

Subject to adjustment pursuant to the provisions of Section 4.2 hereof, the maximum number of shares of Common Stock which may be issued and sold hereunder shall be a maximum of 10% (1,313,835) of the issued shares of the Company at the date of granting the stock option. Options shall only be granted to bona fide Directors, Employees, Consultants and Management Company Employees. Shares of Common Stock issued and sold under the Plan may be either authorized but unissued shares or shares held in the Company's treasury. Shares of Common Stock covered by an Option that shall have been exercised shall not again be available for an Option grant. If an Option shall terminate for any reason (including, without limitation, the cancellation of an Option pursuant to section 6.2 hereof) without being wholly exercised, the number of shares to which such Option termination relates shall again be available for grant hereunder.

4.2            Adjustments

In the event (collectively the "Event") that (i) there are any changes in the capital structure of the Company through stock splits, consolidations, reclassifications, changes in or elimination of par value shares, or (ii) any dividends or other distributions are made to holders of shares, or (iii) any rights to purchase shares at prices substantially below Market Value are granted to holders of shares of the Company, or (iv) as a result of any other recapitalization, merger or consolidation, the shares of the Company are converted into or exchangeable for any other shares, then in any such case the Company may make such adjustments in the right to purchase granted hereby as may be required to prevent substantial dilution or enlargement of the rights granted to or available for the Optionee hereunder. No fractional Shares shall be issued upon the exercise of the Option and accordingly, if as a result of the Event, an Optionee would become entitled to a fractional share, such Optionee shall have the right to purchase only the next lowest whole number of shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded. Additionally, no lots of Shares in an amount less than 500 Shares shall be issued upon the exercise of an Option unless such amount of Shares represents the balance left to be exercised under an Option.

5.              GRANT OF OPTIONS

5.1            Options

The Board or Administrator shall, from time to time, in its sole discretion, determine those Directors, Employees, and Consultants, if any, to whom Options are to be awarded. If the Board elects to award an Option to a Director, the Board shall, in its sole discretion, determine the number of Shares to be acquired on the exercise of such Option. If the Board elects to award an Option to an Employee, the number of Shares to be acquired on the exercise of such Option shall be determined by the Board in its sole discretion, and in so doing the Board may take into account the following criteria:

(a)	the annual salary of the Employee as at the date the Option is awarded (the “Award Date”) in relation to the total annual salaries payable by the Company to all of its Employees as at the Award Date;

(b)	the length of time that the Employee has been employed by the Company; and

(c)	the quality and importance of the work performed by the Employee.

If the Board elects to award an Option to a Consultant, the Board shall, subject to paragraph 3.2, determine the number of Shares to be acquired on the exercise of such Option based on such other considerations as the Board in its sole discretion may determine with regard to Consultants.

5.2            Exercise Price.

The exercise price of the Shares covered by each option shall be determined by the directors. The exercise price shall not be less than the price permitted by the Policies and shall not be lower than the fair market values.

“Fair Market Value” means, as of any date, the value of the Common Shares, determined as follows:

(i)

if the Common Shares are listed on the TSX Venture Exchange, the Fair Market Value shall be the closing sales price for such shares (or the closing bid, if no sales were reported) as quoted on such exchange for the market trading day immediately prior to the date of determination less any discount permitted by the TSX Venture Exchange, subject to a minimum price of $0.10;

(ii)

if the Common Shares as listed on an Exchange other than the TSX Venture Exchange, the fair market value shall be the closing sales price of such shares (or the closing bid, if no sales were reported) as quoted on such Exchange for the market trading date immediately prior to the time of determination less any discount permitted by the Exchange; and

(iii)	if the Common Shares are not listed on an Exchange, the Fair Market Value shall be determined in good faith by the Board.

5.3            Exercise of Option

Any Option may be exercised only by the Optionee. An Optionee may exercise an Option in whole or in part, subject to section 5.6 at any time or from time to time during the Exercise Period up to 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date by delivering to the Company an Exercise Notice, the applicable Option Certificate, attached hereto as Schedule A and B respectively, and a certified cheque or bank draft to be purchased pursuant to the exercise of the Option.

5.4            Number of Optioned Shares

The Company shall not grant Options which, when calculated together with outstanding options as at the Award Date:

(a)	exceed 10% of the issued and outstanding Shares of the Company at the Award Date including all stock options granted by the Company prior to the adoption of the Plan;

(b)

which shall for any one individual, at the Award Date, result in excess of 5% of the issued and outstanding Shares of the Company being reserved for any such individual in any 12 month period unless the Company is classified as a Tier 1 Issuer pursuant to the Policies of the Exchange, in which case reasonable grants of options will be permitted by the Exchange and the Company has obtained the requisite Disinterested Shareholder approval;

(c)	grant more than an aggregate of more than 2% of the issued shares of the Company to an Employee conducting Investor Relations Activities in any 12 month period;

(d)

grant more than 2% of the issued shares of the Company to any one Consultant in any 12 month period. Options issued to Consultants performing Investor Relations Activities must vest in stages over 12 months with no more than ¼ of the options vesting in any three month period.

If any Option is cancelled, expires or otherwise terminates for any reason without having been exercised in full, the number of Shares which would have been acquired on the exercise of such Option shall again be available for the purposes of the Plan.

5.5            Term

Subject to paragraph 6.2, the term of any Options granted under the Plan will be determined by the Board and may not exceed five years from the date of grant, or 10 years if the Company is classified by the Exchange as a Tier 1 Issuer (the “Option Period”).

5.6            Vesting

An option which is subject to vesting, shall vest and may be exercised (in each case to the nearest full share) during the Option Period in such manner as the Board of Directors may fix by resolution. Options which have vested may be exercised in whole or in part at any time and from time to time during the Option Period.

6.              OPTIONS

6.1            Duration of Option

Each option and all rights thereunder shall be expressed to expire on the date set out in the Option Certificate, and shall be subject to earlier termination as provided in sections 6.2 and 7 (the “Expiry Date”).

6.2            Termination of Option

An Optionee may exercise an Option in whole or in part at any time or from time to time during the period during which a particular option may be exercised. However, the Board may at any time fix a minimum or maximum number of Shares which an Optionee may exercise pursuant to his Option. Any Option or part thereof not exercised within the Option Period shall terminate and become null, void and of no further force and effect at 5:00 p.m. local time in Vancouver, British Columbia, on the Expiry Date. Subject to any additional more limiting terms as determined by the directors, the Expiry Date of an Option shall be the earlier of the date so fixed by the Board at the time the Option is awarded and the date established, if applicable, in paragraphs (a) to (c) below.

(a)	Ceasing to Hold Office

If the Optionee holds his or her Option as Director of the Company and such Optionee ceases to be a Director of the Company, other than by reason of death, then the Expiry Date of the Option shall be 90 days following the date the Optionee ceases to be a Director of the Company unless the Optionee ceases to be a Director of the Company as a result of:

	(i)	ceasing to meet the qualifications set forth in s.138 of the Company Act R.S.B.C. 1979, c.59 (the "Act"); or

	(ii)	a special resolution having been passed by the members of the Company pursuant to subsection 130(3) of the Act; or

	(iii)	an order of the Commission, the Exchange, or any regulatory body having jurisdiction to so order;

in which case the Expiry Date shall be the date the Optionee ceases to be a Director of the Company.

(b)	Ceasing to be Employed

If the Optionee holds his or her Option as an Employee, Consultant or Management Company Employee of the Company and such Optionee ceases to be an Employee, Consultant or Management Company Employee of the Company, other than by reason of death, then the Expiry

Date of the Option shall be the 90th day following the date the Optionee ceases to be an Employee, Consultant or Management Company Employee of the Company unless the Optionee ceases to be an Employee, Consultant or Management Company Employee of the Company as a result of:

	(i)	termination for cause; or

	(ii)	an order of the Commission, the Exchange, or any regulatory body having jurisdiction to so order;

in which case the Expiry Date shall be the date the Optionee ceases to be an Employee of the Company.

(c)	Investor Relations Optionees Ceasing to be Employed

If an Optionee engaged in Investor Relations Activities ceases to be employed to perform Investor Relations Activities, other than by reason of death, then the Expiry date of the Option shall be the 30th day following the date the Optionee ceases to perform Investor Relations Activities for the Company unless the Optionee ceases to perform Investor Relations Activities, whether as an Employee or a Consultant, as a result of:

	(i)	termination for cause; or

	(ii)	an order of the Commission, the Exchange, or any regulatory body having jurisdiction to so order;

in which case the Expiry Date shall be the date the Optionee ceases to perform Investor Relations Activities for the Company.

(d)	Death

If the Optionee dies, then the Expiry Date shall be one year from the date of death of the Optionee. In the event of the death of an Optionee, the Optionee’s option shall be exercised only within one year next succeeding such death and then only:

	(i)	by the person or persons to whom the Optionee’s rights under the option shall pass by the Optionee’s will or the laws of descent and distribution; and

	(ii)	to the extent that the Optionee was entitled to exercise the option at the date of the Optionee’s death.

7.               CHANGE IN CONTROL

In the event of a consolidation or merger in which the Company is not the surviving company, or in the event the Common Shares are converted into securities of another entity or exchanged for other consideration, or in the event of an offer for fifty percent or more of Shares being made by a third party that constitutes a take-over bid as that term is defined in the Securities Act (British Columbia) or would constitute a take-over bid as that term is defined in the Securities Act (British Columbia) but for the fact that the offeree is not in British Columbia, all outstanding options will immediately vest, provided that if such transaction does not close, all such options will be deemed not to have vested.

8.               ASSIGNMENT OF OPTIONS

All benefits, rights and options accruing to any Optionee in accordance with the terms and conditions of the Plan shall not be transferable or assignable unless specifically provided herein. During the lifetime of an Optionee and benefits, rights and options may only be exercised by the Optionee.

9.               AMENDMENT AND TERMINATION

9.1             Prospective Amendment

Subject to paragraph 10.2, the Board may from time to time amend the Plan and the terms and conditions of any Option thereafter to be awarded and, without limiting the generality of the foregoing, may make such amendment for the purpose of meeting any changes in any relevant law, rule or regulation applicable to the Plan, any Option or the Shares, or for any other purpose which may be permitted by all relevant laws, rules and regulation, provided always that any such amendment shall not alter the terms or conditions of any Option or impair any right of any Optionee pursuant to any Option awarded prior to such amendment.

9.2             Retrospective Amendment

Subject to paragraph 10.2, the Board may from time to time retrospectively amend the plan and, with the consent of the affected Optionees, retrospectively amend the terms and conditions of any Options which have been theretofore awarded.

9.3             Termination

The Board may terminate the Plan at any time provided that such termination shall not alter the terms or conditions of any Option or impair any right of any Optionee pursuant to any Option awarded prior to the date of such termination and notwithstanding such termination, the Company, such Options and such Optionees shall continue to be governed by the provisions of the Plan.

9.4             Agreement

The Company and every person to whom an Option is awarded hereunder shall be bound by and subject to the terms and conditions of the Plan.

10.              APPROVALS REQUIRED FOR PLAN

10.1            Approvals Required for Plan

The Plan must be approved by the Exchange and by the shareholders at every annual general meeting of the Company.

10.2             Substantive Amendments to Plan

Disinterested shareholder approval will be sought in respect of any material amendment to the Plan.

11.               EFFECTIVE DATE OF PLAN

The Plan has been adopted by the Board of Directors of the Corporation subject to the approval of the TSX Venture Exchange and, if so approved, the Plan shall become effective upon such approval being obtained, subject to disinterested shareholder approval being obtained in accordance with the Policies.

12.               INTERPRETATION

This Plan is established under and the provisions of the Plan shall be interpreted and construed in accordance with the laws of the Province of British Columbia.

IN WITNESS WHEREOF the Company has executed and delivered this Stock Option Plan as of the 11th day of December, 2002.

INTERNATIONAL BARRIER TECHNOLOGY INC.

Per
Authorized Signatory

SCHEDULE "A"

INTERNATIONAL BARRIER TECHNOLOGY INC.

STOCK OPTION CERTIFICATE

PURSUANT TO THE

2003 STOCK OPTION PLAN

This Certificate is issued pursuant to the provisions of the Company’s 2003 Stock Option Plan and evidences that ________________ is the holder of an Option to purchase up to ___________ Shares in the capital stock of the Company at a purchase price of $ ___________ per Share. Subject to the provisions of the Plan:

(a)	the Award Date of this Option is ________________________; and

(b)	the Expiry Date of this Option is ________________________.

Other Restrictions:

This Option may be exercised from the Award Date until 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date, by delivering to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to INTERNATIONAL BARRIER TECHNOGY INC. or its solicitors in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which this Option is being exercised; provided that the Optionee will have satisfied the conditions precedent, if any, to the exercise of the Option set out in the Plan. When due notice and payment are received, the Company covenants and agrees to issue and deliver to the Optionee share certificates in the name of the Optionee for the number of shares so purchased.

This Certificate and the Option evidenced hereby is not assignable, transferable or negotiable. This Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and records of the Company shall prevail.

THE EXERCISE OF THIS OPTION IS SUBJECT TO THE TERMS AND RESTRICTIONS SET OUT IN THE STOCK OPTION PLAN. TERMS HAVE THE MEANING AS SET OUT IN THE STOCK OPTION PLAN.

Dated this _______________________day of ___________________, 200__.

INTERNATIONAL BARRIER TECHNOLOGY INC.

Per:

Authorized Signatory

SCHEDULE "B"

INTERNATIONAL BARRIER TECHNOLOGY INC.

EXERCISE NOTICE

To:	The Board of Directors - Stock Option Plan
INTERNATIONAL BARRIER TECHNOLOGY INC.

The undersigned hereby irrevocably gives notice, pursuant to Company’s Stock Option Plan, of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):

(a)	all of the Shares; or

(b)	__________________________ of the Shares;

which are the subject of the Option Certificate held by the undersigned evidencing the undersigned's option to purchase said Shares.

Calculation of total Exercise Price:

(i)	number of Shares to be acquired on exercise	Shares

(ii)	multiplied by the Exercise Price per Share:	$

TOTAL EXERCISE PRICE, enclosed herewith:		$

The undersigned tenders herewith a certified cheque or bank draft (circle one) in the amount of $                                                            payable to the Company in an amount equal to the total Exercise Price of the aforesaid Shares, as calculated above, and directs the Company to issue the share certificate evidencing said Shares in the name of the undersigned to be mailed to the undersigned at the following address:

Dated this _____________________ day of _______________________, ________.

Signature of Witness	Signature of Optionee

Name of Witness (please print)	Name of Optionee (please print)